Exhibit 10.1

AMENDMENT NO. 3 TO SERIES C COMMON STOCK PURCHASE WARRANT

This AMENDMENT NO. 3 TO SERIES C COMMON STOCK PURCHASE WARRANT (this “Amendment No. 3”) is entered into as of December 5, 2025 (the “Effective Date”), by and between Peraso Inc., a Delaware corporation (the “Company”), and the holder (the “Holder”) of the Warrant (as defined below). Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Warrant.

WHEREAS, on November 6, 2024, the Company issued a Series C Common Stock Purchase Warrant to the Holder, which entitles the Holder to purchase shares of common stock of the Company pursuant to the terms and conditions therein, which was amended on May 2, 2025 and August 4, 2025 (as amended, modified, supplemented, or restated from time to time, the “Warrant”); and

WHEREAS, the parties hereto desire to further amend the Warrant as provided herein to further extend the Termination Date of the Warrant.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree that:

1.	Amendment. As of the Effective Date, the definition of “Termination Date” in the preamble of the Warrant is hereby amended by deleting the reference to “December 5, 2025” therein and replacing such reference with “January 7, 2026”.

2.	No Other Amendments. Unless expressly amended by this Amendment No. 3, the terms and provisions of the Warrant shall remain in full force and effect.

3.	Conflicting Terms. Wherever the terms and conditions of this Amendment No. 3 and the terms and conditions of the Warrant are in conflict, the terms of this Amendment No. 3 shall be deemed to supersede the conflicting terms of the Warrant.

4.	Governing Law. This Amendment No. 3 shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflicts of law principles thereof.

5.	Counterparts. This Amendment No. 3 may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original and all such counterparts shall together constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed as of the date first above written.

Peraso Inc.

By:
	Name:	James Sullivan
	Title:	Chief Financial Officer

[HOLDER]

By:
Name:
Title:

[Signature Page to Amendment No. 3 to Series C Common Stock Purchase Warrant]